SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D. C. 20549



                                 FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported)   July 14, 1999






 Commission   Registrant; State of Incorporation         IRS Employer
 File Number     Address; and Telephone Number        Identification No.
 -----------  ----------------------------------      ------------------
   1-9057        WISCONSIN ENERGY CORPORATION             39-1391525
                    (A Wisconsin Corporation)
                    231 West Michigan Street
                    P.O. Box 2949
                    Milwaukee, WI 53201
                    (414) 221-2345

   1-1245      Wisconsin Electric Power Company           39-0476280
                    (A Wisconsin Corporation)
                    231 West Michigan Street
                    P.O. Box 2046
                    Milwaukee, WI 53201
                    (414) 221-2345









                                                               FORM 8-K

                        WISCONSIN ENERGY CORPORATION
                        ----------------------------


ITEM 5.  OTHER EVENTS

ETSM Property/City of West Allis


     As previously reported, iron cyanide-bearing wastes, believed to be manufactured gas plant process wastes, were found at two sites in West Allis, Wisconsin. One site is on property formerly owned by Kearney & Trecker Corporation, which was sold to others, including Wisconsin Electric Power Company, the principal utility subsidiary of Wisconsin Energy Corporation, prior to the discovery of the wastes. The other is the "Greenfield Avenue" site owned by the City of West Allis. Several years ago materials were removed from the Kearney & Trecker site, with Wisconsin Electric and the other current owners paying for disposal of materials found on their respective portions of the site.

     On July 25, 1996, Giddings & Lewis Inc., Kearney & Trecker and the City of West Allis filed an action for damages in the Milwaukee County Circuit Court against Wisconsin Electric, alleging that Wisconsin Electric was responsible for the deposition of the material and liable to the plaintiffs. Investigations into the potential source of the waste lead Wisconsin Electric to believe that it was not the source of this waste. Wisconsin Electric joined Wisconsin Gas Company, an unaffiliated natural gas utility which had extensive gas manufacturing operations in the Milwaukee area, as a third party defendant. (On June 27, 1999, as previously reported, Wisconsin Energy and WICOR, Inc., the parent of Wisconsin Gas Company, entered into a merger agreement providing for a strategic business combination of Wisconsin Energy and WICOR.)

     A trial was held and on July 14, 1999, a jury verdict was rendered against Wisconsin Electric awarding the plaintiffs $4.5 million as actual damages for clean-up costs and loss of property value. The jury further awarded the plaintiffs $100 million in punitive damages against Wisconsin Electric. The jury found in its verdict that Wisconsin Gas Company played no role in placing any contaminated wastes at the two sites.

     Post-trial motions are scheduled to be heard in August 1999. Wisconsin Electric is preparing to file post trial motions on the grounds that the jury verdict is not supported by the evidence or the law and that the award of punitive damages was unwarranted and, in the opinion of management, based in part on the advice of legal counsel, should be reversed. As such, Wisconsin Electric has recorded no reserve for potential damages from this suit. Wisconsin Electric also intends to take all other actions available to have the verdict overturned.



                                                                FORM 8-K




                                 SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         WISCONSIN ENERGY CORPORATION
                                       --------------------------------
                                                 (Registrant)



                                       /s/Calvin H. Baker
                                       --------------------------------
Date: August 2, 1999                   Calvin H. Baker, Treasurer and
                                        Chief Financial Officer



                                       WISCONSIN ELECTRIC POWER COMPANY
                                       --------------------------------
                                                 (Registrant)



                                       /s/Calvin H. Baker
                                       --------------------------------
Date: August 2, 1999                   Calvin H. Baker,
                                        Vice President - Finance and
                                        Chief Financial Officer